UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2022

Independence Contract Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20475 Hwy 249, Suite 300, Houston, Texas 77070
(Address of principal executive offices)

(281) 598-1230

(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange where registered
Common Stock, $0.01 par value per share	ICD	New York Stock Exchange

Item 1.01.	Entry into a Material Definitive Agreement.

On August 15, 2022, the Required Holders under that certain Indenture, dated as of March 18, 2022 (as amended and supplemented by the First Supplemental Indenture, dated as of July 21, 2022, the “Indenture”), among Independence Contract Drilling, Inc., a Delaware corporation, as issuer (the “Company”), the Guarantor named therein, and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as trustee (in such capacity, the “Trustee”) and as collateral agent (in such capacity, the “Collateral Agent”), consented to an increase in the Capex Adjustment under the Indenture in an amount equal to $10,580,000. Such consent was provided pursuant to Section 3.39 of the Indenture and relates to capital expenditures committed to during 2022 for (i) conversion of three 200 Series rigs to 300 Series specifications, (ii) long lead time items for the reactivation of the Company’s 21st and 22nd rigs in 2023; (iii) drill pipe and (iv) other miscellaneous capital expenditures. A copy of the Indenture is attached as Exhibit 10.1 to this Current Report on Form 10-K and the Supplemental Indenture is attached as Exhibit 10.2, both of which are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On August 16, 2022, Independence announced that it would participate in the Sidoti Virtual Microcap Conference held August 17-18, 2022. A copy the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and a copy of the investor presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K, both of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Indenture, dated as of March 18, 2022, by and among Independence Contract Drilling, Inc., U.S. Bank Trust Company, National Association, as trustee and collateral agent, and Sidewinder Drilling LLC, as guarantor (Incorporated by reference to Exhibit 10.2 of the Company’s Form 8-K dated March 18, 2022 and filed with the Securities and Exchange Commission on March 21, 2022)
10.2	First Supplemental Indenture dated July 21, 2022, by and among the Company, the Guarantor thereto, and U.S. Bank Trust Company National Association (Incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K dated July 21, 2022 and filed with the Securities and Exchange Commission on July 27, 2022)
99.1	Press Release dated August 16, 2022
99.2	Investor Presentation dated August 17-18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: August 16, 2022	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Executive Vice President and Chief Financial Officer